Exhibit 99.2

Second Quarter 2014 Earnings Presentation July 23, 2014 Dick Weil Chief Executive Officer Jennifer McPeek Chief Financial Officer

Executive summary 2Q 2014 total company long-term net flows of $(3.3) billion declined versus 1Q 2014, primarily driven by seasonality and a moderation of gross sales of certain equity funds Our 1- and 3-year relative investment performance track records have improved compared to a year ago (1) Operating margins increased to 30.6% in 2Q 2014 compared to 29.1% in 1Q 2014 and 27.1% in 2Q 2013 We have further strengthened our balance sheet through the repayment of $39 million of outstanding debt in the second quarter We are encouraged by the progress made in the execution of our strategy, including the recent additions of world class talent to our investment team while also continuing to work on improving our investment performance and flows Note: References Morningstar relative performance on an asset-weighted, total return basis as of June 30, 2014, for complex-wide, fundamental equity and fixed income mutual funds. Refer to p. 22 and 23 for the 1-, 3- and 5-year periods and p. 27 for the 10-year period for percent of assets, percent of funds in top 2 Morningstar quartiles for all periods and quantity of funds in analysis.

Janus Capital Group 2Q 2014 results EPS AUM Long-Term Net Flows Margin LTM Cash Flow From Operations 2Q 2014 EPS of $0.19 compared to $0.16 in 1Q 2014 Assets Under Management at June 30, 2014 of $177.7 billion increased 2.1% versus March 31, 2014 Operating margin in 2Q 2014 of 30.6% versus 29.1% in 1Q 2014 Total company long-term net flows were $(3.3) billion in 2Q 2014 compared to $(1.5) billion in 1Q 2014 (1) Generated LTM cash flow from operations of $200.3 million Note: 1Q 2014 total company long-term net flows reflect a correction from the figures presented in earnings release materials from April 22, 2014. Fixed income sales of $0.2 billion were incorrectly classified as market/fund performance; the correction has no impact on end of period assets or average assets under management.

2Q 2014 Results Jennifer McPeek Chief Financial Officer

2Q 2014 financial review EPS Average AUM ($ in billions) Total Revenue ($ in millions) Operating Income & Operating Margin ($ in millions) Quarter over Quarter Year over Year Note: 2Q 2013 EPS included a $0.04 per share non-cash loss on the early extinguishment of debt. (1) $215.8 $231.2 2Q 2013 2Q 2014 $58.4 $70.7 27.1% 30.6% 2Q 2013 2Q 2014 $164.2 $174.4 2Q 2013 2Q 2014 $0.08 $0.19 2Q 2013 2Q 2014 $230.2 $231.2 1Q 2014 2Q 2014 $173.0 $174.4 1Q 2014 2Q 2014

2Q 2014 investment performance summary Notes: References Morningstar relative performance on an asset-weighted, total return basis as of June 30, 2014. Refer to p. 22 and 23 for the 1-, 3- and 5-year periods and p. 27 for the 10-year period for percent of assets, percent of funds in top 2 Morningstar quartiles for all periods and quantity of funds in analysis. Excludes absolute volatility strategies. References relative performance net of fees as of June 30, 2014, as shown on p. 24 and 25. Refer to p. 26 for INTECH mutual fund analysis and disclosure. Complex-wide as of June 30, 2014. Refer to p. 27 for 3-, 5- and 10-year Morningstar ratings and quantity of funds in the analysis. Morningstar ratings are based on risk-adjusted returns. Period Ending June 30, 2014 1-Year 3-Year 5-Year % of Assets in Top Two Morningstar Quartiles Complex-Wide Mutual Fund Assets (1) 67% 63% 36% Fundamental Equity Mutual Fund Assets (1) 63% 57% 29% Fixed Income Mutual Fund Assets (1) 100% 100% 77% % of Relative Return Strategies Which Outperformed Respective Benchmarks Mathematical Equity Strategies (2) 55% 43% 69% % of Complex-Wide Mutual Funds with 4- or 5-Star Overall Morningstar Rating TM Complex-Wide Mutual Funds (3) 51%

2Q 2014 long-term net flow summary Notes: Long-term flows exclude money market flows. Annualized sales and redemption rates calculated as a percentage of beginning of period assets. 1Q 2014 total company and fixed income long-term flows reflect a correction from the figures presented in earnings release materials from April 22, 2014. Fixed income sales of $0.2 billion were incorrectly classified as market/fund performance; the correction has no impact on end of period assets or average assets under management. 19% 22% 20% 21% 16% Total Company Long-Term Flows (1,2) ($ in billions) Mathematical Equity Long-Term Flows (1) ($ in billions) Fundamental Equity Long-Term Flows (1) ($ in billions) Gross Redemptions Gross Sales Net Sales 33% 33% 35% 25% 24% Annualized Redemption Rate Annualized Gross Sales Rate Fixed Income Long-Term Flows (1,2) ($ in billions) 18% 17% 17% 20% 14% 36% 38% 38% 29% 26% Annualized Redemption Rate Annualized Gross Sales Rate 7% 26% 8% 14% 12% 20% 19% 24% 15% 17% Annualized Redemption Rate Annualized Gross Sales Rate 44% 36% 51% 39% 33% 43% 36% 44% 26% 29% Annualized Redemption Rate Annualized Gross Sales Rate $3.0 $2.5 $3.6 $2.8 $2.5 ($2.9) ($2.5) ($3.1) ($1.8) ($2.2) $0.1 ($0.0) $0.5 $1.0 $0.3 ($8) ($4) $0 $4 $8 2Q13 3Q13 4Q13 1Q14 2Q14 $4.1 $3.8 $4.0 $4.6 $3.2 ($8.4) ($8.7) ($8.9) ($6.9) ($6.2) ($4.3) ($4.9) ($4.9) ($2.3) ($3.0) ($20) ($10) $0 $10 $20 2Q13 3Q13 4Q13 1Q14 2Q14 $0.8 $2.7 $0.9 $1.6 $1.4 ($2.0) ($2.0) ($2.7) ($1.8) ($2.0) ($1.2) $0.7 ($1.8) ($0.2) ($0.6) ($10) ($5) $0 $5 $10 2Q13 3Q13 4Q13 1Q14 2Q14

2Q 2014 average AUM and total revenue Total Revenue ($ in millions) Note: Includes mutual fund and private account performance fees. Average AUM ($ in billions) (1) Management Fees Shareowner Servicing Fees and Other Performance Fees $37.9 $38.0 ($15.9) ($17.3) $208.2 $210.5 $230.2 $231.2 1Q 2014 2Q 2014 $173.0 $174.4 1Q 2014 2Q 2014

2Q 2014 operating expense breakdown 2Q 2014 operating expenses of $160.5 million decreased $2.8 million compared to 1Q 2014 Employee compensation and benefits decreased $2.7 million, primarily as a result of seasonally higher payroll taxes and retirement plan contributions that occur during the first quarter 2Q 2014 operating margin was 30.6% compared to 29.1% in 1Q 2014 Operating Expenses ($ in millions) Note: 2014 annual long-term incentive compensation is currently expected to be ~$55 million. (1) $26.4 $27.0 $6.6 $6.2 $32.8 $32.5 $5.0 $4.5 $12.0 $12.5 $80.5 $77.8 $163.3 $160.5 1Q 2014 2Q 2014

2Q 2014 balance sheet profile Balance Sheet Profile (Carrying Value) (1) – 3/31/2014 versus 6/30/2014 ($ in millions) 6/30/2014 2017 Maturity Investment Securities (2) 3/31/2014 Cash & Investments Debt Debt Cash and Cash Equivalents Notes: Numbers may not foot due to rounding. Includes Seed Investments of $279.2 million, Investments in Debt Securities of $90.3 million, Investments in Advised Mutual Funds of $4.2 million and Deferred Compensation Plans of $14.9 million as of March 31, 2014; includes Seed Investments of $289.5 million, Investments in Debt Securities of $12.0 million, Investments in Advised Mutual Funds of $4.4 million and Deferred Compensation Plans of $12.4 million as of June 30, 2014. Includes $38.9 million of 6.119% Senior Notes and $58.9 million of 3.250% Convertible Senior Notes as of March 31, 2014; includes $59.9 million of 3.250% Convertible Senior Notes as of June 30, 2014. 2014 Maturities (3) Cash and cash equivalents increased $58 million or 15%, primarily due to strong cash flow generation partially offset by the repayment of 2014 Senior Notes Investment securities declined $71 million or 18%, primarily due to maturing Investments in Debt Securities During 2Q 2014, we used cash to fund the following items: $15 million quarterly dividend $25 million of share buybacks (repurchased approximately 2 million shares at an average price of $11.81 per share) $39 million retirement of 2014 Senior Notes On July 15, 2014, $60 million of convertible senior notes matured, which we paid with cash on hand 2018 Maturity Cash & Investments $380 $438 $389 $318 $769 $757 $98 $60 $344 $344 $104 $105 $546 $509

Topics of Discussion Jennifer McPeek Chief Financial Officer Dick Weil Chief Executive Officer

Long-Term Strategy of Intelligent Diversification Continuing to execute our strategy of Intelligent Diversification will enhance our ability to convert performance success to long-term value creation for shareholders Execution on our strategy is further enhanced with the recent additions of two of the world’s foremost experts on risk, economics and finance: Myron Scholes, Ph.D. and Ashwin Alankar, Ph.D. These hires will be instrumental in advancing our development of asset allocation products and customized solutions

Fundamental Equity Breakout Note: Long-term flows exclude money market flows. Annualized sales and redemption rates calculated as a percentage of beginning of period assets. Gross Redemptions Gross Sales Net Sales Growth / Core Global / International 17% 14% 17% 17% 13% 32% 38% 39% 21% 21% 11% 26% 17% 29% 17% 36% 26% 28% 27% 25% Fundamental Equity Long-Term Flows (1) ($ in billions) 18% 17% 17% 20% 14% 36% 38% 38% 29% 26% Annualized Redemption Rate Annualized Gross Sales Rate Janus Equity Long-Term Flows(1) ($ in billions) Perkins Equity Long-Term Flows(1) ($ in billions) 25% 17% 17% 15% 14% 50% 52% 45% 61% 50% Value $1.1 $0.7 $0.7 $0.6 $0.5 ($2.2) ($2.2) ($1.8) ($2.4) ($1.8) ($1.1) ($1.5) ($1.1) ($1.8) ($1.3) ($4) ($2) $0 $2 $4 2Q13 3Q13 4Q13 1Q14 2Q14 $0.5 $1.1 $0.8 $1.4 $0.8 ($1.6) ($1.1) ($1.3) ($1.3) ($1.2) ($1.1) $0.0 ($0.5) $0.1 ($0.4) ($4) ($2) $0 $2 $4 2Q13 3Q13 4Q13 1Q14 2Q14 $4.1 $3.8 $4.0 $4.6 $3.2 ($8.4) ($8.7) ($8.9) ($6.9) ($6.2) ($4.3) ($4.9) ($4.9) ($2.3) ($3.0) ($20) ($10) $0 $10 $20 2Q13 3Q13 4Q13 1Q14 2Q14 $2.5 $2.0 $2.5 $2.6 $1.9 ($4.6) ($5.4) ($5.8) ($3.2) ($3.2) ($2.1) ($3.4) ($3.3) ($0.6) ($1.3) ($10) ($5) $0 $5 $10 2Q13 3Q13 4Q13 1Q14 2Q14

Seed Capital Portfolio Notes: All values exclude noncontrolling interests. Alternatives discipline includes Janus’ Diversified Alternatives Fund and the Diversified Risk Premia Strategy. Primary Purposes for Seed Capital Investments Seed Capital Portfolio by Discipline(1) December 2009 June 2014 $66 million $275 million Equity Fixed Income Alternatives (2) Timing of Investment Expected Life / Time Outstanding Primary Purpose Inception of strategy Once strategy has demand, strong track record and business case for growth Inception of strategy 3 – 5 years or until a product has reached sustainable scale 12 – 24 months Indeterminate Establish investment track records and verify proof of concept for new strategies Accelerate growth once a strategy is marketable Maintain performance and create reference returns for customized strategies Launch Capital Ramp Capital Maintenance Capital Portfolio Weighted Average Time Outstanding Seed Capital / Total Company AUM 4bps 15bps 98% 2% 0 0.5 1 1.5 2 2.5 Time Outstanding (Years) 53% 34% 13%

Q&A Jennifer McPeek Chief Financial Officer Dick Weil Chief Executive Officer

Appendix

AUM by investment discipline and distribution channel $177.7 billion in AUM as of 6/30/14 By Investment Discipline By Distribution Channel Retail Intermediary ($109.0bn) Growth / Core ($61.4bn) Money Market ($1.4bn) Mathematical ($49.8bn) U.S. Institutional ($41.6bn) International ($27.1bn) Fixed Income ($31.4bn) Global / International ($20.0bn) Value ($13.7bn) 62% 23% 15% 34% 28% 18% 11% 8% 1%

2Q 2014 EPS of $0.19 compared to $0.16 in 1Q 2014 June 30, March 31, Variance June 30, June 30, Variance ($ in millions, except AUM and per share) 2014 2014 (%) 2014 2013 (%) Average AUM ($ in billions) 174.4 $ 173.0 $ 0.8% 174.4 $ 164.2 $ 6.2% Revenues 231.2 $ 230.2 $ 0.4% 231.2 $ 215.8 $ 7.1% Operating expenses 160.5 163.3 -1.7% 160.5 157.4 2.0% Operating income 70.7 $ 66.9 $ 5.7% 70.7 $ 58.4 $ 21.1% Operating margin 30.6% 29.1% 30.6% 27.1% Interest expense (8.9) $ (9.4) $ 5.3% (8.9) $ (11.0) $ 19.1% Investment gains (losses), net 0.9 (1.1) n/m 0.9 (6.1) n/m Other income (expense), net 0.4 0.6 -33.3% 0.4 (0.8) n/m Loss on early extinguishment of debt - - n/a - (12.6) n/m Income tax provision (26.2) (25.9) -1.2% (26.2) (11.1) n/m Net income 36.9 $ 31.1 $ 18.6% 36.9 $ 16.8 $ n/m Noncontrolling interests (0.6) (0.6) 0.0% (0.6) (1.0) 40.0% Net income attributable to JCG 36.3 $ 30.5 $ 19.0% 36.3 $ 15.8 $ n/m Allocation of earnings to restricted stock 1.2 1.0 20.0% 1.2 - n/a Net income attributable to JCG common shareholders 35.1 $ 29.5 $ 19.0% 35.1 $ 15.8 $ n/m Diluted earnings per share attributable to JCG common shareholders 0.19 $ 0.16 $ 18.8% 0.19 $ 0.08 $ n/m Diluted weighted average shares outstanding (in millions) 184.5 185.2 -0.4% 184.5 186.2 -0.9% Quarter Ended Quarter Ended

2Q 2014 operating margin of 30.6% versus 29.1% in 1Q 2014 June 30, March 31, Variance June 30, June 30, Variance ($ in millions, except AUM) 2014 2014 (%) 2014 2013 (%) Average AUM ($ in billions) 174.4 $ 173.0 $ 0.8% 174.4 $ 164.2 $ 6.2% Revenues Investment management fees 210.5 $ 208.2 $ 210.5 $ 202.8 $ Performance fees - mutual funds (17.9) (17.9) (17.9) (22.5) Performance fees - private accounts 0.6 2.0 0.6 0.3 Shareowner servicing fees and other 38.0 37.9 38.0 35.2 Total revenues 231.2 $ 230.2 $ 0.4% 231.2 $ 215.8 $ 7.1% Basis points Investment management fees 48.4 48.8 48.4 49.5 Investment management fees and performance fees 44.4 45.1 44.4 44.1 Operating expenses Employee compensation and benefits 77.8 $ 80.5 $ 77.8 $ 74.4 $ Long-term incentive compensation 12.5 12.0 12.5 13.7 Marketing and advertising 4.5 5.0 4.5 4.8 Distribution 32.5 32.8 32.5 31.8 Depreciation and amortization 6.2 6.6 6.2 7.3 General, administrative and occupancy 27.0 26.4 27.0 25.4 Total operating expenses 160.5 $ 163.3 $ -1.7% 160.5 $ 157.4 $ 2.0% Operating income 70.7 $ 66.9 $ 5.7% 70.7 $ 58.4 $ 21.1% Operating margin 30.6% 29.1% 30.6% 27.1% Quarter Ended Quarter Ended

Mutual funds with performance-based advisory fees Please refer to footnotes on p. 21. Mutual Funds with Performance Fees (1) (AUM $ in millions, performance fees $ in thousands) EOP AUM 6/30/2014 Benchmark Base Fee Performance Fee (2) Performance Hurdle vs. Benchmark 2Q 2014 P&L Impact Janus Contrarian Fund (3) $4,175.5 S&P 500 ® Index 0.64% ± 15 bps ± 7.00% $27.8 Janus Aspen Worldwide Fund (3) 806.2 MSCI World Index SM 0.60% ± 15 bps ± 6.00% (169.0) Janus Research Fund (3) 4,229.6 Russell 1000 ® Growth Index 0.64% ± 15 bps ± 5.00% (1,321.7) Janus Global Research Fund (4) 2,717.2 MSCI World Index SM 0.60% ± 15 bps ± 6.00% (644.7) Janus Global Real Estate Fund (5) 160.7 FTSE EPRA / NAREIT Developed Index 0.75% ± 15 bps ± 4.00% 5.0 Janus International Equity Fund (6) 334.8 MSCI EAFE ® Index 0.68% ± 15 bps ± 7.00% (38.6) INTECH U.S. Core Fund (7) 674.7 S&P 500 ® Index 0.50% ± 15 bps ± 4.00% 19.2 Perkins Mid Cap Value Fund (3) 8,963.9 Russell Midcap ® Value Index 0.64% ± 15 bps ± 4.00% (4,601.5) Perkins Small Cap Value Fund (8) 2,022.2 Russell 2000 ® Value Index 0.72% ± 15 bps ± 5.50% (1,004.4) Perkins Large Cap Value Fund (8) 149.3 Russell 1000 ® Value Index 0.64% ± 15 bps ± 3.50% (52.3) Janus Fund (9) 8,314.3 Core Growth Index 0.64% ± 15 bps ± 4.50% (3,153.1) Perkins Global Value Fund (9,10) 278.4 MSCI World Index SM 0.64% ± 15 bps ± 7.00% 12.2 Janus Aspen Overseas Portfolio (11) 1,409.0 MSCI All Country World ex-U.S. Index SM 0.64% ± 15 bps ± 7.00% (580.5) Janus Overseas Fund (12) 4,297.1 MSCI All Country World ex-U.S. Index SM 0.64% ± 15 bps ± 7.00% (2,586.4) Janus Twenty Fund (13) 9,566.0 Russell 1000 ® Growth Index 0.64% ± 15 bps ± 8.50% (2,085.6) Janus Forty Fund (13) 3,504.8 Russell 1000 ® Growth Index 0.64% ± 15 bps ± 8.50% (1,708.4) Janus Emerging Markets Fund (14) 34.2 MSCI Emerging Markets Index SM 1.00% ± 15 bps ± 6.00% (6.8) Janus Asia Equity (15) 16.7 MSCI All Country Asia ex-Japan Index SM 0.92% ± 15 bps ± 7.00% (2.0) Perkins Select Value (16) 89.5 Russell 3000 ® Value Index 0.70% ± 15 bps ± 5.00% (26.6) Total Existing Funds with Fees $51,743.9 ($17,917.5)

Mutual funds with performance-based advisory fees (cont.) Notes: The funds listed have a performance-based investment advisory fee that adjusts upward or downward based on each fund’s performance relative to an approved benchmark index over a performance measurement period. Please see the funds’ Statements of Additional Information for more details. Actual performance measurement periods used for calculating the performance fees are from 12 months up to 36 months, and then over 36-month rolling periods. Adjustment of ± 15 bps assumes constant assets and could be higher or lower depending on asset fluctuations. The performance measurement period began on 2/1/2006, and the performance adjustment was implemented as of 2/1/2007. Effective close of business on March 15, 2013, Janus Global Research Fund merged with and into Janus Worldwide Fund; following the merger, Janus Worldwide Fund was renamed Janus Global Research Fund (the “Combined Fund”). The Combined Fund’s surviving performance track record is that of the former Janus Global Research Fund, and the performance measurement benchmark is the MSCI World Index. For three years after the merger, Janus will waive its management fee to at least a level that is equivalent to the fee rate the Combined Fund would have paid if, after the merger, the performance history of Janus Worldwide Fund were used to calculate the performance fee adjustment to the base management fee. The performance measurement period began on 12/1/2007 and the performance adjustment was implemented as of 12/1/2008. Beginning 7/1/2010, Janus Global Real Estate Fund’s benchmark index changed from the FTSE EPRA/NAREIT Developed Index to the FTSE EPRA/NAREIT Global Index for purposes of measuring the Fund’s performance and calculating the performance adjustment. Because the Fund’s performance adjustment is based upon a rolling 36-month performance measurement period, comparisons to the FTSE EPRA/NAREIT Global Index will not be fully implemented until 36 months after July 1, 2010. During this transition period, the Fund's returns will be compared to a blended index return. The performance measurement period began on 12/1/2006, and the performance adjustment was implemented as of 12/1/2007. The performance measurement period began on 1/1/2006, and the performance adjustment was implemented as of 1/1/2007. Effective 12/7/11, INTECH Risk-Managed Core Fund was renamed INTECH U.S. Core Fund. The performance measurement period began on 1/1/2009, and the performance adjustment was implemented as of 1/1/2010. The performance measurement period began on 7/1/2010, and the performance adjustment was implemented as of 6/30/2011. Effective 7/1/10, Janus Global Opportunities Fund was renamed Perkins Global Value Fund. The performance measurement period began on 7/1/2010, and the performance adjustment was implemented as of 9/30/2011. The performance measurement period began on 8/1/2010, and the performance adjustment was implemented as of 10/31/2011. The performance measurement period began on 7/1/2010, and the performance adjustment was implemented as of 12/31/2011. The performance measurement period began on 12/31/2010, and the performance adjustment was implemented as of 12/31/2011. The performance measurement period began on 7/29/2011, and the performance adjustment was implemented as of 7/31/2012. The performance measurement period began on 1/1/2012, and the performance adjustment was implemented as of 12/31/2012.

Complex-Wide: Percent in Top 2 Morningstar Quartiles Based on Total Returns 1-Year 3-Year 5-Year % of Funds % of Assets Complex-wide performance (1) Note: References Morningstar relative performance as of June 30, 2014. Refer to p. 27 for 10-year periods and quantity of funds in the analysis. 46% 61% 63% 61% 48% 24% 27% 31% 33% 39% 88% 94% 88% 94% 71% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 3/31/09 6/30/09 9/30/09 12/31/09 3/31/10 Percent of Janus Managed Equity JIF Funds . 1st Quartile 2nd Quartile 46% 61% 63% 61% 48% 24% 27% 31% 33% 39% 88% 94% 88% 94% 71% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 3/31/09 6/30/09 9/30/09 12/31/09 3/31/10 Percent of Janus Managed Equity JIF Funds . 1st Quartile 2nd Quartile 25% 23% 27% 17% 13% 21% 25% 19% 34% 53% 46% 48% 46% 52% 67% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 6/30/13 9/30/13 12/31/13 3/31/14 6/30/14 22% 31% 25% 21% 20% 29% 21% 28% 30% 35% 51% 52% 53% 51% 56% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 6/30/13 9/30/13 12/31/13 3/31/14 6/30/14 41% 31% 25% 28% 23% 23% 33% 35% 28% 30% 64% 64% 60% 55% 53% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 6/30/13 9/30/13 12/31/13 3/31/14 6/30/14 7% 6% 24% 26% 25% 38% 35% 22% 39% 37% 45% 41% 46% 64% 63% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 6/30/13 9/30/13 12/31/13 3/31/14 6/30/14 34% 30% 18% 16% 15% 14% 17% 35% 20% 21% 48% 47% 53% 36% 36% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 6/30/13 9/30/13 12/31/13 3/31/14 6/30/14 (1)

Fundamental Equity: Percent in Top 2 Morningstar Quartiles Based on Total Returns Fundamental equity performance (1) 1-Year 3-Year 5-Year % of Funds % of Assets Note: References Morningstar relative performance as of June 30, 2014. Refer to p. 27 for 10-year periods and quantity of funds in the analysis. 23% 28% 20% 15% 17% 28% 20% 24% 27% 36% 50% 48% 44% 41% 52% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 6/30/13 9/30/13 12/31/13 3/31/14 6/30/14 35% 32% 31% 28% 22% 23% 23% 31% 22% 22% 58% 55% 63% 50% 44% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 6/30/13 9/30/13 12/31/13 3/31/14 6/30/14 7% 6% 20% 21% 20% 29% 26% 19% 38% 36% 37% 32% 39% 59% 57% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 6/30/13 9/30/13 12/31/13 3/31/14 6/30/14 13% 15% 18% 18% 29% 31% 30% 32% 44% 29% 44% 45% 50% 62% 57% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 6/30/13 9/30/13 12/31/13 3/31/14 6/30/14 24% 27% 20% 18% 16% 16% 12% 33% 15% 13% 40% 39% 54% 32% 29% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 6/30/13 9/30/13 12/31/13 3/31/14 6/30/14 (1)

Past performance is no guarantee of future results.

Notes:

Excludes absolute volatility strategies. Returns for periods greater than 1 year are annualized. Refer to p. 26 for performance disclosure.

Differences may not agree with input data due to rounding. Mathematical equity performance: relative return strategies (1) Inception Since Composite and Respective Benchmark Date 1 Year 3 Year 5 Year 10 Year Inception U.S. Enhanced Plus Gross 7/87 25.80 16.51 19.31 8.75 10.97 U.S. Enhanced Plus Net 25.45 16.16 18.95 8.42 10.58 S&P 500 ® Index 24.61 16.58 18.83 7.78 9.60 Difference versus S&P 500 ® Index Net of Fees 0.84 (0.42) 0.12 0.64 0.98 U.S. Large Cap Growth Gross 7/93 26.44 15.25 18.65 8.23 12.94 U.S. Large Cap Growth Net 25.85 14.72 18.10 7.72 12.37 S&P 500 ® Growth Index 27.13 16.96 19.19 8.09 9.48 Difference versus S&P 500 ® Growth Index Net of Fees (1.28) (2.24) (1.09) (0.36) 2.89 U.S. Large Cap Value Gross 7/93 20.00 16.30 19.23 8.68 10.82 U.S. Large Cap Value Net 19.53 15.85 18.76 8.25 10.39 S&P 500 ® Value Index 21.98 16.25 18.52 7.39 9.01 Difference versus S&P 500 ® Value Index Net of Fees (2.45) (0.40) 0.24 0.87 1.38 U.S. Enhanced Index Gross 4/98 23.82 16.27 18.94 8.37 6.54 U.S. Enhanced Index Net 23.45 15.90 18.56 8.03 6.20 S&P 500 ® Index 24.61 16.58 18.83 7.78 5.54 Difference versus S&P 500 ® Index Net of Fees (1.16) (0.68) (0.27) 0.25 0.66 U.S. Broad Large Cap Growth Gross 11/00 26.54 15.62 20.00 8.26 4.61 U.S. Broad Large Cap Growth Net 25.91 15.05 19.39 7.71 4.07 Russell 1000 ® Growth Index 26.92 16.26 19.24 8.20 2.43 Difference versus Russell 1000 ® Growth Index Net of Fees (1.01) (1.21) 0.15 (0.48) 1.64 U.S. Broad Enhanced Plus Gross 4/01 25.83 16.54 19.79 8.71 7.76 U.S. Broad Enhanced Plus Net 25.45 16.17 19.42 8.38 7.42 Russell 1000 ® Index 25.36 16.63 19.25 8.19 6.53 Difference versus Russell 1000 ® Index Net of Fees 0.09 (0.45) 0.17 0.20 0.89 U.S. Large Cap Core Gross 8/01 24.75 15.88 18.95 8.76 7.56 U.S. Large Cap Core Net 24.15 15.33 18.37 8.24 7.06 S&P 500 ® Index 24.61 16.58 18.83 7.78 5.88 Difference versus S&P 500 ® Index Net of Fees (0.46) (1.26) (0.46) 0.46 1.18 U.S. Broad Large Cap Value Gross 8/04 23.58 17.81 20.40 - 9.41 U.S. Broad Large Cap Value Net 23.13 17.38 19.95 - 9.00 Russell 1000 ® Value Index 23.81 16.92 19.23 - 8.25 Difference versus Russell 1000 ® Value Index Net of Fees (0.68) 0.46 0.72 - 0.75 Global Large Cap Core Gross 1/05 26.51 13.61 16.96 - 8.87 Global Large Cap Core Net 25.94 13.09 16.39 - 8.31 MSCI World ® Index 24.71 12.45 15.62 - 7.08 Difference versus MSCI World ® Index Net of Fees 1.22 0.64 0.77 - 1.23 Enhanced Plus USA Gross 1/06 25.82 17.13 19.80 - 8.13 Enhanced Plus USA Net 25.43 16.75 19.41 - 7.79 MSCI USA ® Index 24.98 16.59 18.95 - 7.83 Difference versus MSCI USA ® Index Net of Fees 0.45 0.16 0.46 - (0.05) International Large Cap Core Gross 11/06 25.89 10.41 14.00 - 6.00 International Large Cap Core Net 25.37 9.95 13.52 - 5.55 MSCI EAFE ® Index 24.09 8.59 12.27 - 3.54 Difference versus MSCI EAFE ® Index Net of Fees 1.27 1.36 1.26 - 2.01 Annualized Returns (%) for Periods Ended 6/30/2014 (2) (1) (2)

Mathematical equity performance: relative return strategies (cont.) (1) Past performance is no guarantee of future results. Notes: Excludes absolute volatility strategies. Returns for periods greater than 1 year are annualized. Refer to p. 26 for performance disclosure. Differences may not agree with input data due to rounding. Inception Since Composite and Respective Benchmark Date 1 Year 3 Year 5 Year 10 Year Inception U.S. Broad Enhanced Index Gross 10/08 24.91 16.44 19.32 - 12.18 U.S. Broad Enhanced Index Net 24.64 16.19 19.03 - 11.89 Russell 1000 ® Index 25.36 16.63 19.25 - 12.32 Difference versus Russell 1000 ® Index Net of Fees (0.71) (0.44) (0.22) - (0.43) Global Large Cap Core ex Japan (Kokusai) Gross 5/09 29.09 14.29 18.00 - 18.86 Global Large Cap Core ex Japan (Kokusai) Net 28.50 13.69 17.37 - 18.23 MSCI KOKUSAI ® World ex Japan Index 26.21 12.90 16.53 - 17.76 Difference versus MSCI KOKUSAI ® World ex Japan Index Net of Fees 2.29 0.80 0.84 - 0.47 European Large Cap Core Gross (EUR) 1/10 27.05 14.79 - - 15.14 European Large Cap Core Net (EUR) 26.36 14.16 - - 14.51 MSCI Europe ® Index (EUR) 23.38 11.44 - - 10.52 Difference versus MSCI Europe ® Index (EUR) Net of Fees 2.98 2.72 - - 3.99 Global All Country Enhanced Index Gross 11/11 24.48 - - - 16.95 Global All Country Enhanced Index Net 24.05 - - - 16.55 MSCI All Country World ® Index 23.58 - - - 16.07 Difference versus MSCI All Country World ® Index Net of Fees 0.47 - - - 0.48 Global High Dividend Core Gross 4/12 23.92 - - - 17.30 Global High Dividend Core Net 23.24 - - - 16.66 MSCI World ® High Dividend Index 24.02 - - - 17.41 Difference versus MSCI World ® High Dividend Yield Index Net of Fees (0.78) - - - (0.75) Global Enhanced Index Gross 6/12 25.15 - - - 24.55 Global Enhanced Index Net 24.73 - - - 24.13 MSCI World ® Index 24.71 - - - 23.95 Difference versus MSCI World ® Index Net of Fees 0.01 - - - 0.18 Enhanced Index North America Gross 7/12 25.09 - - - 22.36 Enhanced Index North America Net 24.74 - - - 22.02 MSCI North America ® Index 25.14 - - - 22.22 Difference versus MSCI North America ® Index Net of Fees (0.40) - - - (0.20) Large Cap Core USA Gross 8/12 26.84 - - - 24.34 Large Cap Core USA Net 26.33 - - - 23.85 MSCI USA ® Index 24.98 - - - 23.04 Difference versus MSCI USA ® Index Net of Fees 1.35 - - - 0.81 Global All Country Core Gross 5/13 25.29 - - - 16.90 Global All Country Core Net 24.56 - - - 16.21 MSCI All Country World ® Index 23.58 - - - 16.74 Difference versus MSCI All Country World ® Index Net of Fees 0.98 - - - (0.53) Emerging Markets Core Gross 6/13 12.30 - - - 4.10 Emerging Markets Core Net 11.40 - - - 3.27 MSCI Emerging Markets® Index 14.68 - - - 6.85 Difference versus MSCI Emerging Markets ® Index Net of Fees (3.28) - - - (3.58) Global All Country Core Select Gross 6/13 25.39 - - - 18.95 Global All Country Core Select Net 24.53 - - - 18.14 MSCI All Country World ® Index 23.58 - - - 18.35 Difference versus MSCI All Country World ® Index Net of Fees 0.95 - - - (0.21) Annualized Returns (%) for Periods Ended 6/30/2014 (2) (1) (2)

Mathematical equity performance disclosure For the period ending June 30, 2014, 40%, 75%, 50% and 20% of the relative return mathematical equity mutual funds were beating their benchmarks on a 1-, 3-, 5-year and since-fund inception basis. Funds included in the analysis and their inception dates are: INTECH U.S. Growth Fund – Class S (1/03); INTECH U.S. Core Fund – Class T (2/03); INTECH U.S. Value Fund – Class I (12/05); INTECH International Fund – Class I (5/07) and INTECH Global Dividend Fund – Class I (12/11). The proprietary mathematical process used by INTECH may not achieve the desired results. Since the portfolios are regularly re-balanced, this may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a "buy and hold" or index fund strategy. Past performance cannot guarantee future results. Investing involves risk, including the possible loss of principal and fluctuation of value. Performance results reflect the reinvestment of dividends and other earnings. Composite performance results shown are time-weighted rates of return using daily valuation, include the effect of transaction costs (commissions, exchange fees, etc.), and are gross of non-reclaimable withholding taxes, if any. The composites include all actual fee-paying accounts managed on a fully discretionary basis according to the investment strategy from inception date, including those no longer under management. Portfolios meeting such criteria enter the composite upon the full first month under management. Reporting currency is USD, unless otherwise noted. The gross performance results presented do not reflect the deduction of investment advisory fees. Returns will be reduced by such advisory fees and other contractual expenses as described in each client’s individual contract. The net performance results do not reflect the deduction of investment advisory fees actually charged to the accounts in the composite. However, the net performance results do reflect the deduction of model investment advisory fees. Through 12/31/04, net returns were derived using the maximum fixed fee in effect for each strategy. As of 1/1/05, net returns are calculated by applying the standard fee schedule in effect for the respective period to each account in the composite on a monthly basis. Actual advisory fees may vary among clients invested in this strategy. Actual advisory fees paid may be higher or lower than model advisory fees. Some clients may utilize a performance-based fee. For U.S. Large Cap Growth from inception to 12/31/05, the composite’s benchmark was the S&P 500/Barra Growth Index (“Barra Growth Index”). In 2005, S&P announced index name and methodology changes affecting the Barra Growth Index, which later became the S&P 500/Citigroup Growth Index (“Citigroup Growth Index”). During the transitional period, from 1/1/06 to 3/31/06, the benchmark return consisted partially of the return of the Barra Growth Index and the Citigroup Growth Index. On 4/1/06, the composite’s benchmark was changed to the Citigroup Growth Index. Effective 12/9/2009, the Citigroup Growth Index's name was changed to S&P 500 Growth Index. The S&P 500 Growth Index is a market-capitalization-weighted index developed by Standard and Poor's consisting of those stocks within the S&P 500 Index that exhibit strong growth characteristics. The index measures the performance of the growth style of investing in large cap U.S. stocks. The S&P 500 Growth Index will be reconstituted annually. For U.S. Large Cap Value from inception to 12/31/05, the composite’s benchmark was the S&P 500/Barra Value Index (“Barra Value Index”). In 2005, S&P announced index name and methodology changes affecting the Barra Value Index, which later became the S&P 500/Citigroup Value Index (“Citigroup Value Index”). During the transitional period, from 1/1/06 to 3/31/06, the benchmark return consisted partially of the return of the Barra Value Index and the Citigroup Value Index. On 4/1/06, the composite’s benchmark was changed to the Citigroup Value Index. Effective 12/9/2009, the Citigroup Value Index's name was changed to S&P 500 Value Index. The S&P 500 Value Index is a market-capitalization-weighted index developed by Standard and Poor’s consisting of those stocks within the S&P 500 Index that exhibit strong value characteristics. The index measures the performance of the value style of investing in large cap U.S. stocks. The S&P 500 Value Index will be reconstituted annually. Prior to May 21, 2010, with respect to non-U.S. securities traded on non-U.S. exchanges, INTECH used fair value prices that reflected current market conditions at the end of regular trading hours of the NYSE, normally 4:00 PM ET, rather than unadjusted closing prices in local markets. Therefore, the prices as well as foreign exchange rates used to calculate the U.S. dollar market values of securities may have differed from those used by an index. Indices typically use the unadjusted closing price in local markets instead of fair value pricing. As of May 21, 2010, prices for non-U.S. securities traded on non-U.S. exchanges are valued as of the close of their respective local markets. Non-U.S. securities are translated into U.S. dollars using the 4:00 PM London spot rate. Non-U.S. investments are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets. With respect to European Large Cap Core, prices assigned to investments are published prices on their primary markets or exchanges since the composite’s inception. The returns for the indices shown do not include any transaction costs, management fees or other costs, and are gross of dividend tax withholdings. Mathematical equity strategies included in the investment performance summaries include those strategies with at least a 1-year track record. Absolute volatility strategies are excluded. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products This report has not been approved, reviewed or produced by MSCI.

Other important disclosures Data presented reflects past performance, which is no guarantee of future results. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS (52687) or visit janus.com/advisor/mutual-funds for performance, rankings and ratings current to the most recent month-end. Janus Capital Group Inc. (“JCG”) provides investment advisory services through its primary subsidiaries, Janus Capital Management LLC (“Janus”), INTECH Investment Management LLC (“INTECH”) and Perkins Investment Management LLC (“Perkins”). “Complex-Wide Mutual Funds” means all affiliated mutual funds managed by Janus, INTECH and Perkins. “Fundamental Equity Mutual Funds” means all mutual funds managed by Janus or Perkins that invest in equity securities. “Fixed Income Mutual Funds” means all mutual funds managed by Janus that invest primarily in fixed income securities. “Mathematical Equity Strategies” means all relative return, discretionary managed accounts (not mutual funds) that are advised or sub-advised by INTECH. Mutual fund relative performance analysis shown is for each Fund's parent share class (typically the share class with the longest performance history): Class T, S or I Shares in the Janus retail fund (“JIF”) trust and the Institutional or Service Shares in the Janus Aspen Series (“JAS”). These share classes may not be eligible for purchase by all investors. Other share classes may have higher sales and management fees, which can result in differences in performance. Morningstar Comparative Performance Morningstar performance on an asset-weighted basis is calculated by taking all funds and assigning the assets under management ("AUM") in each respective fund to either the 1st, 2nd, 3rd or 4th quartile bucket based on each fund's respective Morningstar relative ranking. The total AUM of each quartile’s bucket is then divided by complex-wide total AUM to arrive at the respective percent of AUM in each bucket. The Morningstar percentile ranking is based on the fund’s total-return percentile rank relative to all funds that have the same category for the same time period. The highest (or most favorable) percentile rank is 1%, and the lowest (or least favorable) percentile rank is 100%. Morningstar total-return includes both income and capital gains or losses and is not adjusted for sales charges. The top-performing funds in a category will always receive a rank of 1. For the 1-, 3-, 5- and 10-year periods ending June 30, 2014, 56%, 64%, 53% and 73% of the 54, 45, 40 and 30 Complex-Wide mutual funds; 52%, 57%, 44% and 71% of the 42, 35, 32 and 24 Fundamental Equity mutual funds; and 83%, 83%, 75% and 100% of the 6, 6, 4 and 4 Fixed Income mutual funds outperformed the majority of their Morningstar peers based on total returns. On an asset-weighted basis, 75% of the Complex-Wide mutual fund assets, 71% of the Fundamental Equity mutual fund assets and 100% of the Fixed Income mutual fund assets outperformed the majority of their Morningstar peers based on total returns for the 10-year period. The Overall Morningstar RatingTM for a fund is derived from a weighted-average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar RatingTM metrics. For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of the funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Morningstar RatingTM may differ among share classes of a mutual fund as a result of different sales loads and/or expense structures. It may be based, in part, on the performance of a predecessor fund. Morningstar does not rate funds with less than a 3-year performance history. For the period ending June 30, 2014, 56%, 40% and 70% of Complex-Wide mutual funds had a 4- or 5-star Morningstar rating for the 3-, 5- and 10-year periods based on risk-adjusted returns for 45, 40 and 30 funds, respectively. 45 funds were included in the analysis for the Overall period. Investing involves risk, including the possible loss of principal. The value of your investment will fluctuate over time and you may gain or lose money. A fund’s performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to funds may include those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity linked Investments and companies with relatively small market capitalizations. Each fund has different risks, please see a Janus prospectus for more information about risks, fund holdings and other details.

Other important disclosures Indexes are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio. Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Russell Midcap® Value Index measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth rates. Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. S&P 500® Index is a commonly recognized, market capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance. MSCI World IndexSM is a market capitalization weighted index composed of companies representative of the market structure of Developed Market countries in North America, Europe and the Asia/Pacific Region. MSCI EAFE® Index is a market capitalization weighted index composed of companies representative of the market structure of Developed Market countries in Europe, Australasia and the Far East. MSCI World Growth Index is a subset of the Morgan Stanley Capital WorldSM Index which is a market capitalization weighted index composed of companies representative of the market structure of developed market countries around the world. The index includes reinvestment of dividends, net of foreign withholding taxes. MSCI World High Dividend Yield Index is a free float-adjusted market capitalization-weighted index based on the MSCI World Index, its parent index, which includes large- and mid-cap stocks across 24 Developed Market Countries. The MSCI World High Dividend Yield Index is designed to reflect the performance of equities with higher-than-average dividend yields and pass dividend sustainability and persistence screens. MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure performance of global developed and emerging equity markets. MSCI All Country World ex-U.S. IndexSM is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes. Russell 1000 Index measures performance of the 1,000 largest companies in the Russell 3000 Index. Core Growth Index is an internally calculated, hypothetical combination of unmanaged indices that combines total returns from the Russell 1000® Growth Index (50%) and the S&P 500® Index (50%). MSCI USA Index is a free float-adjusted market capitalization index that is designed to measure large and mid cap U.S. equity market performance. MSCI World ex Australia Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets excluding Australia. MSCI KOKUSAI World ex Japan Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets excluding Japan. MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. MSCI North America Index is a free float-adjusted market capitalization-weighted index that is designed to measure the performance of the developed equity markets in Canada and the United States. MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money. Funds distributed by Janus Distributors LLC C-0714-69926 10-15-14

Safe harbor statement This presentation includes statements concerning potential future events involving Janus Capital Group Inc. that could differ materially from the events that actually occur. The differences could be caused by a number of factors including those factors identified in Janus’ Annual Report on Form 10-K for the year ended December 31, 2013, on file with the Securities and Exchange Commission (Commission file no. 001-15253), including those that appear under headings such as “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Many of these factors are beyond the control of the company and its management. Any forward-looking statements contained in this presentation are as of the date on which such statements were made. The company assumes no duty to update them, even if experience, unexpected events, or future changes make it clear that any projected results expressed or implied therein will not be realized.